UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

CAMDEN PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Texas	1-12110	76-6088377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Greenway Plaza, Suite 1300, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Camden Property Trust, a Texas real estate investment trust (the “Company”) has entered into Amendment No. 1 to Second Amendment and Restated Employment Agreement with each of Richard J. Campo and D. Keith Oden, the form of which is attached hereto as Exhibit 99.1 and are incorporated herein by reference. The Company has also entered into Amendment No. 1 to Employment Agreement with each of H. Malcolm Stewart, Dennis M. Steen and Steven K. Eddington, the form of which is attached hereto as Exhibit 99.2 and are incorporated herein by reference. The Company has also amended its Amended and Restated Master Exchange Agreement for trust managers, its Amended and Restated Master Exchange Agreement for key employees, Key Employee Share Option Plan (KEYSOPTM) and Non-Qualified Deferred Compensation Plan. Such amendments are attached hereto as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, and are incorporated herein by reference. The purpose of each such amendment was to cause the employment agreements and plans, as the case may be, to comply with applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder. The amendments do not result in any additional compensation expense to the Company.

The foregoing summary description of such amendments is qualified in its entirety by reference to such amendments.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2007

CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Form of First Amendment to Second Amended and Restated Employment Agreement, effective as of January 1, 2008, between Camden Property Trust and each of Richard J. Campo and D. Keith Oden.

99.2	Form of First Amendment to Employment Agreement, effective as of January 1, 2008, between the Company and each of H. Malcolm Stewart, Dennis M. Steen and Steven K. Eddington.

99.3	Form of Amendment No. 1 to Amended and Restated Master Exchange Agreement (Trust Managers) effective as of November 27, 2007.

99.4	Form of Amendment No. 1 to Amended and Restated Master Exchange Agreement (Key Employees), effective as of November 27, 2007.

99.5	Second Amended and Restated Camden Property Trust Key Employee Share Option Plan (KEYSOPTM), effective as of January 1, 2008.

99.6	Amended and Restated Camden Property Trust Non-Qualified Deferred Compensation Plan, effective as of January 1, 2008.